UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2025

Central Bancompany, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-42965

Missouri	43-0959114
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

238 Madison Street Jefferson City, MO	65101
(Address of principal executive offices)	(Zip Code)

(573) 634-1111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Class A common stock, par value $0.01 per share	CBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On November 21, 2025, Central Bancompany, Inc. (the “Registrant”) completed the sale of 17,778,000 shares of Class A common stock, par value $0.01 per share, of the Registrant (the “Class A Common Stock”), at a price to the public of $21.00 per share. The offering was registered pursuant to the Registrant’s registration statement on Form S-1 (File No. 333-290831), which became effective in accordance with the provisions of section 8(a) of the Securities Act of 1933 on November 19, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Bancompany, Inc.
(Registrant)

Date: November 21, 2025	By:	/s/ Jeremy W. Colbert
		Name:	Jeremy W. Colbert
		Title:	Executive Vice President, General Counsel & Corporate Secretary